Exhibit 10.27.1

EXECUTION COPY

LOANDEPOT GMSR MASTER TRUST,

as PC Repo Buyer

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as VFN Repo Buyer

and

LOANDEPOT.COM, LLC,

as Seller

OMNIBUS AMENDMENT NO. 1

Dated as of August 31, 2017

to the

Master Repurchase Agreement

Dated as of August 11, 2017

and

Master Repurchase Agreement

Dated as of August 11, 2017

OMNIBUS AMENDMENT NO. 1 TO

MASTER REPURCHASE AGREEMENT AND MASTER REPURCHASE AGREEMENT

August 31, 2017

This Omnibus Amendment No. 1 (this “Amendment”) to the PC Repurchase Agreement (defined below) and VFN Repurchase Agreement (defined below), is entered into as of August 31, 2017, by and among LOANDEPOT GMSR MASTER TRUST (the “Issuer”), as buyer under the PC Repurchase Agreement (“PC Repo Buyer”), CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as buyer under the VFN Repurchase Agreement (“VFN Repo Buyer”), and LOANDEPOT.COM, LLC (“loanDepot”), as seller (“Seller”), and is consented to by Citibank, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), the Administrative Agent and CSCIB, as noteholder of the Outstanding Notes (the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreements, the Trust Agreement or the Base Indenture, as applicable.

W I T N E S S E T H:

WHEREAS, loanDepot and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust (“Christiana”), as owner trustee (in such capacity, the “Owner Trustee”), previously formed the Issuer, and the Issuer is now governed pursuant to the Amended and Restated Trust Agreement, dated as of August 11, 2017, between loanDepot, as settlor (the “Settlor”) and administrator, and the Owner Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Trust Agreement”);

WHEREAS, PC Repo Buyer and Seller have entered into that certain Master Repurchase Agreement, dated as of August 11, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “PC Repurchase Agreement”);

WHEREAS, the Administrative Agent, VFN Repo Buyer and Seller have entered into that certain Master Repurchase Agreement, dated as of August 11, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repurchase Agreement” and together with the PC Repurchase Agreement, the “Repurchase Agreements”);

WHEREAS, the Administrative Agent, PC Repo Buyer, VFN Repo Buyer and Seller have agreed, subject to the terms of this Amendment, that the Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Repurchase Agreements;

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), loanDepot, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Base Indenture, dated as of August 11, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Series 2017-VF1 Indenture Supplement, dated as of August 11, 2017, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2017-VF1 Indenture Supplement”), and the Series 2017-MBSADV1 Indenture Supplement, dated as of August 11, 2017, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2017-MBSADV1 Indenture Supplement”);

WHEREAS, there are currently two Outstanding Series of Notes, (i) the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2017-VF1 Indenture Supplement, and which was financed by CSCIB under the VFN Repurchase Agreement, pursuant to which loanDepot sold all of rights, title and interest in the Series 2017-VF1 Note to CSCIB and (ii) the Series 2017-MBSADV1 Note (the “Series 2017-MBSADV1 Note”), which was issued pursuant to the Series 2017-MBSADV1 Indenture Supplement;

WHEREAS, pursuant to Section 10.15 of the PC Repurchase Agreement, any provision providing for the exercise of any action or discretion by PC Repo Buyer shall be exercised by the Indenture Trustee at the written direction of either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, loanDepot shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent;

WHEREAS, (i) pursuant to the Series 2017-VF1 Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the Series 2017-VF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2017-VF1 Note under the VFN Repurchase Agreement and (ii) pursuant to the terms of the Note Purchase Agreement, dated as of August 11, 2017, by and among the Issuer, the Administrative Agent and CSCIB, as purchaser, CSCIB is the purchaser of the Series 2017-MBSADV1 Note, and therefore CSCIB is 100% of the VFN Noteholders of the Outstanding Notes;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders (as defined in the Base Indenture) of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof); and

WHEREAS, under the Trust Agreement the Settlor is the sole Owner and CSCIB is the Series Required Noteholder.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Administrative Agent, Seller, PC Repo Buyer and VFN Repo Buyer agree as follows:

SECTION 1. Amendment to PC Repurchase Agreement. The PC Repurchase Agreement is hereby amended by deleting the definition of “Subservicer Side Letter Agreement” from Section 1.01 thereof in its entirety and replacing it with the following:

‘“Subservicer Side Letter Agreement” means a side letter agreement, to be dated on or before September 7, 2017, between Cenlar FSB, as subservicer, and loanDepot, as owner and servicer.”

SECTION 2.    Amendment to VFN Repurchase Agreement. The VFN Repurchase Agreement is hereby amended by deleting Section 7.02(p) thereof in its entirety and replacing it with the following:

“(p)     Subservicer Side Letter Agreement. Failure of Seller to deliver to Buyer a fully executed and effective Subservicer Side Letter Agreement on or before September 7, 2017.”

SECTION 3. Consent. Each of the Settlor, the Noteholder, the Indenture Trustee and the Administrative Agent hereby consent to this Amendment. The Noteholder hereby certifies that (i) it holds 100% of the Outstanding Notes and therefore is the Majority Noteholder and the Series Required Noteholder of each Series, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee, (iii) such power has not been granted or assigned to any other person, and (iv) the Indenture Trustee may conclusively rely upon this certification.

SECTION 4.     Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto.

SECTION 5. No Default; Representations and Warranties. To induce PC Repo Buyer and VFN Repo Buyer to provide the amendments set forth herein, Seller hereby represents, warrants and covenants that:

(a)    no Event of Default has occurred and is continuing on the date hereof; and

(b)    Seller’s representations and warranties contained in the Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 6. Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Repurchase Agreements remain in full force and effect and are hereby reaffirmed.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 9. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

LOANDEPOT GMSR MASTER TRUST, as PC Repo Buyer

By:	loanDepot.com, LLC, as Administrator

By:

Name:

Title:

[Signature page to Omnibus Amendment No. 1 to PC Repurchase Agreement and VFN Repurchase Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as VFN Repo Buyer

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Omnibus Amendment No. 1 to PC Repurchase Agreement and VFN Repurchase Agreement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

[Signature page to Omnibus Amendment No. 1 to PC Repurchase Agreement and VFN Repurchase Agreement]

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

[Signature page to Omnibus Amendment No. 1 to PC Repurchase Agreement and VFN Repurchase Agreement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 100% Noteholder of the Series 2017-VF1 Note and Series 2017-MBSADV1 Note

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Omnibus Amendment No. 1 to PC Repurchase Agreement and VFN Repurchase Agreement]

CONSENTED TO BY:

LOANDEPOT.COM, LLC, as Settlor

By:
Name:
Title:

[Signature page to Omnibus Amendment No. 1 to PC Repurchase Agreement and VFN Repurchase Agreement]

CONSENTED AND AGREED TO BY: CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

[Signature page to Omnibus Amendment No. 1 to PC Repurchase Agreement and VFN Repurchase Agreement]

CONSENTED AND AGREED TO BY:

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:
Name:
Title:

[Signature page to Omnibus Amendment No. 1 to PC Repurchase Agreement and VFN Repurchase Agreement]